SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 5, 2004

(Date of earliest event reported)

HARRINGTON WEST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50066	48-1175170

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

610 Alamo Pintado Road, Solvang, California		93463

(Address of principal executive offices)		(Zip Code)

(805) 688-6644

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE

EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

     Craig J. Cerny, Chairman and CEO of Harrington West Financial Group, Inc. will be making a presentation, attached as Exhibit 99.1 to this Form 8-K, at 7:10 a.m. Pacific, 10:10 Eastern on March 10, 2004 at the Sandler O’Neill Western Banking Conference. This presentation will be simulcast at http://www.sandleroneill.com or available via audio conference at 706-645-9215.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

Exhibit 99.1 Presentation dated March 10, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARRINGTON WEST FINANCIAL GROUP, INC.
	By:	/s/ Craig J. Cerny
Craig J. Cerny
Chairman of the Board and Chief Executive Officer

Date: March 5, 2004.